Exhibit 10.6

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO THE AMENDED AND RESTATED MANUFACTURING AND SERVICES AGREEMENT

This Second Amendment to the Amended and Restated Manufacturing and Services Agreement (the “Second Amendment”) is made as of December 20, 2019 (the “Effective Date”) by and between Paratek Pharmaceuticals, Inc., a Delaware corporation with a principal business address at 75 Park Plaza, 4th Floor, Boston, MA 02116 (“Paratek”) and CIPAN-Companhia Industrial Produtora de Antibióticos, S.A., a corporation organized and existing under the laws of Portugal with an address at Rua da Estação, n°42, 2600-726 Castanheira do Ribatejo, Portugal (“CIPAN” and together with Paratek, the “Parties”). Capitalized terms used, but not otherwise defined, herein shall have the meanings set forth in the Agreement.

WHEREAS, Paratek and CIPAN are parties to that certain Amended and Restated Manufacturing and Services Agreement, dated April 18, 2018, as amended by the First Amendment, dated as of February 18, 2019 (the “Agreement”);

WHEREAS, the Agreement provided for a milestone payment upon achievement of the [***];

WHEREAS, the Parties now wish to subdivide the milestone event and corresponding milestone payment related to [***] as set forth in this Second Amendment;

NOW THEREFORE, the Parties agree as follows:

1.Second Amendment to the Agreement. The Agreement is amended and modified as follows:

a.	The following new definitions shall be added to Section 1.1 in alphabetical order, and the numbering of the respective subsequent definitions shall be updated accordingly:
i.

“Mechanical Completion” means the mechanical installation of all necessary equipment, piping, electrical, instrumentation and process control systems to enable [***]. For the avoidance of doubt, [***].

ii.	“New Facility Area Milestone Event” has the meaning set forth in Section 5.4.
iii.

“Installation Qualification” means the documented qualification, based on objective evidence provided by CIPAN to Paratek in either written or oral form, that the installation of process equipment and ancillary systems has been completed in accordance with the manufacturer’s approved specifications and any recommendations provided by the supplier of the equipment with respect to such installation (or, if any such recommendation has not been adopted, CIPAN shall provide objective evidence of their good faith consideration to such recommendation). CIPAN shall provide written evidence to Paratek that the equipment and its ancillary systems or sub-systems have been installed in accordance with installation drawings or specifications established by the Parties for the New Facility Area. For the avoidance of doubt, [***].

b.	Section 5.4 is hereby amended and restated in its entirety as follows:
i.

Paratek Additional Investment. Subject to the terms and conditions set forth in this Agreement, in consideration of CIPAN’s commitment to Manufacture Products under this Agreement by renovating the New Facility Area as described in this Agreement, Paratek shall pay to CIPAN the following amounts upon the fulfillment of particular New Facility Area Milestone Events as set forth below:

New Facility Area Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For clarity, in no event shall Paratek be obligated to pay more than [***] to CIPAN under this Section b and each New Facility Area Milestone shall be payable one time only regardless of the number of times that the specified event occurs. As of the Effective Date of this Second Amendment, CIPAN agrees and acknowledges that Paratek has paid the milestone payment for New Facility Milestone Events 1 through 2 in full. CIPAN shall notify Paratek of the achievement of each New Facility Area Milestone Event with a proforma invoice for the relevant milestone payment, which shall be paid by Paratek within [***] of Paratek’s receipt of such invoice, except that Paratek shall pay the milestone payment due upon the Effective Date of this Agreement within [***] following the Effective Date. Each payment made to CIPAN by Paratek under this Section b shall be [***].

2.General Provision. Unless specifically modified or changed by the terms of the Second Amendment, all terms and conditions of the Agreement and the Quality Agreement , between the Parties, dated as of November 2, 2016 (as may be amended from time to time, “Quality Agreement”) shall remain in full force and effect and shall apply fully as described and set forth in the Agreement and Quality Agreement, respectively. In the event of any express conflict or inconsistency between the Second Amendment, on one hand, and the Agreement or Quality Agreement on the other hand, the terms and conditions of the Second Amendment shall control. This Second Amendment, the Quality Agreement and the Agreement constitute the entire understanding among the parties regarding subject matters contained therein and herein and supersede all prior negotiations, commitments, agreements and understandings among them on such subject matters. This Second Amendment may be executed in any number of counterparts, either by original or facsimile counterpart, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. This Second Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the law of the [***], without regard to the conflict of laws principles thereof.

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IN WITNESS WHEREOF, each Party has caused this Second Amendment to be executed by its duly authorized representatives as of the Effective Date.

PARATEK PHARMACEUTICALS, INC.

By:  /s/ Jason Burdette

Name:  Jason Burdette

Title:  SVP, Technical Operations

CIPAN COMPANHIA INDUSTRIAL PRODUTOR DE ANTIBIOTICOS, S.A.

By:  /s/ Daniel Rivero

Name:  Daniel Rivero

Title:  Director Industrial Division, SF Group

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